UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 27, 2006

Date of Report

(Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company has received notice that Alan F. Shugart, a member of Cypress Semiconductor Corporation’s Board of Directors since 1998, will retire from our Board of Directors, effective May 1, 2006, the date of the Company’s 2006 Annual Meeting of Stockholders.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On March 27, 2006, our Board of Directors unanimously approved an amendment to our Amended and Restated Bylaws that, effective May 1, 2006, will reduce the size of our Board of Directors from eight members to seven. A copy of the Amended and Restated Bylaws, to be effective May 1, 2006, is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(d) Exhibits. The exhibit listed below is being furnished with this Form 8-K.

      Exhibit 3.1 Amended and Restated Bylaws, to be effective May 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: March 30, 2006	By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws, to be effective May 1, 2006